                                                                   Exhibit 10.19

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk ("[****]") to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.


                             TECHNOLOGY CO-OPERATION

                                    AGREEMENT

                                 BY AND BETWEEN

                          RENEWABLE ENERGY COOPERATION

                                       AND

                              EVERGREEN SOLAR, INC.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1.   DEFINITIONS.........................................................     1
     1.1   "CAST"........................................................     1
     1.2   "CELL"........................................................     1
     1.3   "DEVELOPED TECHNOLOGY"........................................     2
     1.4   "DEVELOPMENT SERVICES"........................................     2
     1.5   "DIRECT PRODUCTION COSTS".....................................     2
     1.6   "EFFECTIVE DATE"..............................................     2
     1.7   "GOVERNMENTAL AUTHORITY"......................................     2
     1.8   "INITIAL PERIOD"..............................................     2
     1.9   "INTELLECTUAL PROPERTY RIGHTS"................................     2
     1.10  "JOINT INVENTION".............................................     2
     1.11  "LICENSED PRODUCTS"...........................................     2
     1.12  "LICENSABLE"..................................................     2
     1.13  [****]........................................................     2
     1.14  "MATERIAL IP".................................................     2
     1.15  "MODULE"......................................................     3
     1.16  "POST TERMINATION PERIOD".....................................     3
     1.17  "STRING RIBBON"...............................................     3
     1.18  "TECHNOLOGY"..................................................     3
     1.19  "TERMINATION DATE"............................................     3
     1.20  "WAFER".......................................................     3

2.   JOINT DEVELOPMENT...................................................     3
     2.1   IN GENERAL....................................................     3
     2.2   INITIAL ASSISTANCE............................................     3
     2.3   ONGOING TECHNICAL ASSISTANCE AND CONSULTING...................     3
     2.4   ACCESS TO REC RESOURCES.......................................     4
     2.5   ASSIGNMENT OF PERSONNEL.......................................     4
     2.6   COMPLIANCE WITH RULES.........................................     4
     2.7   MATERIAL IP...................................................     4

3.   ACCESS TO EVERGREEN TECHNOLOGY......................................     4

4.   PAYMENTS............................................................     5
     4.1   [****]........................................................     5
     4.2   SCHEDULE OF COSTS.............................................     5
     4.3   ROYALTY ON MATERIAL IP........................................     5
     4.4   ROYALTY EVALUATION BY EXPERTS.................................     7
     4.5   TAX AUTHORITY CHALLENGES......................................     7
     4.6   ROYALTY ON REFUNDS............................................     7
     4.7   ROYALTY PAYMENT...............................................     7
     4.8   CURRENCY......................................................     7
     4.9   AUDIT.........................................................     7
     4.10  PROSPECTIVE BASIS.............................................     8
     4.11  WAIVER........................................................     8

                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE
                                                                            ----
5.   OWNERSHIP RIGHTS AND LICENSES.......................................     8
     5.1   INTELLECTUAL PROPERTY RIGHTS IN DEVELOPED TECHNOLOGY..........     8
     5.2   EXPLOITATION OF JOINT INVENTIONS..............................     8
     5.3   PATENT PROSECUTION............................................     8
     5.4   ENFORCEMENT OF JOINT INVENTIONS...............................     8
     5.5   FURTHER ASSURANCES............................................     9
     5.6   BACKGROUND LICENSE............................................     9

6.   TERM AND TERMINATION................................................     9
     6.1   TERM..........................................................     9
     6.2   TERMINATION FOR CAUSE.........................................     9
     6.3   SPECIAL TERMINATION RIGHT.....................................     9
     6.4   SURVIVAL......................................................     9

7.   CONFIDENTIALITY.....................................................    10
     7.1   DEFINITION....................................................    10
     7.2   CONFIDENTIAL INFORMATION AND EXCLUSIONS.......................    10
     7.3   CONFIDENTIALITY OBLIGATION....................................    10
     7.4   LEGAL DISCLOSURE..............................................    10
     7.5   REMEDIES......................................................    10

8.   REPRESENTATIONS AND WARRANTIES......................................    10
     8.1   AUTHORITY.....................................................    10
     8.2   STANDARD OF PERFORMANCE.......................................    10
     8.3   NON-INFRINGEMENT..............................................    11
     8.4   DISCLAIMER....................................................    11

9.   INDEMNIFICATION.....................................................    11
     9.1   INDEMNITY.....................................................    11

10.  LIMITATION OF LIABILITY.............................................    11

11.  GENERAL PROVISIONS..................................................    11
     11.1  NOTICES.......................................................    11
     11.2  LANGUAGE......................................................    12
     11.3  AMENDMENTS AND WAIVERS........................................    12
     11.4  ASSIGNMENT....................................................    12
     11.5  ENTIRE AGREEMENT; SEVERABILITY................................    12
     11.6  OTHER REMEDIES................................................    12
     11.7  GOVERNING LAW AND DISPUTE RESOLUTION..........................    13
     11.8  COMPLIANCE WITH LAWS AND REGULATIONS..........................    13
     11.9  EXPORT........................................................    13
     11.10 FORCE MAJEURE.................................................    13
     11.11 INDEPENDENT CONTRACTORS.......................................    13
     11.12 THIRD PARTY BENEFICIARIES.....................................    13
     11.13 COUNTERPARTS..................................................    13
     11.14 VALIDITY......................................................    13

                        TECHNOLOGY COOPERATION AGREEMENT

     This Technology Cooperation Agreement ("AGREEMENT") is made and entered into as of the 24th day of November, 2005 ("EFFECTIVE DATE") by and between Renewable Energy Corporation, a stock corporation organized under the laws of Norway with its principal executive offices located at Veritasveien 14, N-1323 Hovik, Norway ("REC") and Evergreen Solar, Inc., a Delaware corporation with its principal executive offices located at 138 Bartlett Street, Marlboro, Massachusetts, USA, ("EVERGREEN").

     WHEREAS, Evergreen and Q-Cells AG ("Q-CELLS") have previously entered into a master joint venture agreement (such agreement, including, amendment thereof "MASTER AGREEMENT") pertaining to the formation of EverQ GmbH ("EVERQ");

     WHEREAS, The purpose of EverQ is to manufacture string ribbon wafers, photovoltaic cells and modules incorporating such wafers based on a combination of the parties' respective technologies;

     WHEREAS, REC is one of the world's largest suppliers of high quality solar silicon and silicon wafers for photovoltaic applications;

     WHEREAS, Evergreen, Q-Cells and REC have determined to amend the Master Agreement to enable REC to become a shareholder of EverQ;

     WHEREAS, concurrently with the aforementioned amendment to the Master Agreement, REC and EverQ are entering a License & Technology Transfer Agreement ("REC EVERQ LICENSE");

     WHEREAS, In conjunction with the inclusion of REC in EverQ, the parties believe it to be in their collective best interest for Evergreen and REC to collaborate with respect to certain technology sharing, which collaboration shall be determined based on common agreement among Evergreen and REC; and

     WHEREAS, Evergreen and REC wish to provide for a framework under which they can mutually determine and establish the desired collaboration;

     NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1. DEFINITIONS

          1.1 "CAST" means [****].

          1.2 "CELL" means a crystalline silicon material substrate that has been processed to provide electrical output from incident sunlight.

          1.3 "DEVELOPED TECHNOLOGY" means any Technology developed, discovered, created or invented in connection with or resulting from the performance of the Development Services.

          1.4 "DEVELOPMENT SERVICES" is defined in Section 2.1.

          1.5 "DIRECT PRODUCTION COSTS" means all direct labor, direct and consumable materials required for the production of a Licensed Product, and amortized equipment costs associated with manufacturing a Licensed Product incorporating Material IP.

          1.6 "EFFECTIVE DATE" means [****]

          1.7 "GOVERNMENTAL AUTHORITY" means any US or Norwegian, federal, national, supranational, state, provincial, municipal, local, or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

          1.8 "INITIAL PERIOD" means the time period commencing on the Effective Date and ending on the Termination Date.

          1.9 "INTELLECTUAL PROPERTY RIGHTS" means all rights in, to, or arising out of: (i) any patent, national or international, or any application therefor and any and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (ii) inventions, discoveries (whether patentable or not in any country), invention disclosures, improvements, trade secrets, proprietary information, know-how, technology and technical data; (iii) copyrights, copyright registrations, mask works, mask work registrations, and applications therefor in the any country, and all other rights corresponding thereto throughout the world; and (iv) any other proprietary rights in or to Technology anywhere in the world.

          1.10 "JOINT INVENTION" is defined in Section 5.1 (Intellectual Property Rights in Developed Technology).

          1.11 "LICENSED PRODUCTS" means Wafers, Cells, and/or Modules, as the case may be, in which the Wafers are made using String Ribbon Technology.

          1.12 "LICENSABLE" means possession of the ability to grant a license or sublicense of, or within, the scope provided for in this Agreement without payment of any fee to, or violating the terms of any agreement or other arrangements with a Third Party and without violating any applicable laws, rules or regulations.

          1.13 [****][****]

          1.14 "MATERIAL IP" means Intellectual Property Rights and Technology owned by or Licensable by REC [****]. To avoid doubt, Material IP comprises, without limitation, Patents on Technology [****]. Notwithstanding anything to the contrary, Material IP shall not include, in the event of an acquisition of REC, Intellectual Property Rights of the acquirer of REC.

          1.15 "MODULE" means an assembly of multiple, electrically connected Cells.

          1.16 "POST TERMINATION PERIOD" means the time period commencing immediately after the Termination Date. "[****]" means the [****] period commencing immediately after the Termination Date. [****]" means the [****] period commencing immediately after the Termination Date.

          1.17 "STRING RIBBON" means [****].

          1.18 "TECHNOLOGY" means information and technology in tangible and/or intangible form and materials, embodiments, implementations or improvements of any technology, including, but not limited to: software, media, data collections, databases, techniques, methods, processes, formulae, systems, hardware, equipment, prototypes, proofs of concept, apparatuses, hardware, software, algorithms, files, routines, documents, designs, drawings, plans, specifications and the like.

          1.19 "TERMINATION DATE" means the date on which the Master Agreement is terminated in accordance with its terms.

          1.20 "WAFER" means a crystalline silicon material substrate that is intended to but has not yet been made into a Cell.

     2. JOINT DEVELOPMENT

          2.1 IN GENERAL. On the terms and conditions set forth in this Agreement, the parties agree to jointly develop improvements to Evergreen's manufacturing processes. REC agrees to participate in this joint development through the performance of the services described herein (the "DEVELOPMENT SERVICES").

          2.2 INITIAL ASSISTANCE. REC will disclose to Evergreen REC's Technology regarding the items set forth in EXHIBIT A ("INITIAL DELIVERABLES"), to the extent that the parties jointly determine that such Technology may be applicable to Evergreen and EverQ's manufacturing of Wafers, Cells, and Modules. [****]

          2.3 ONGOING TECHNICAL ASSISTANCE AND CONSULTING. In addition to the Development Services contemplated under Section 2.2 (Initial Assistance), REC shall provide Evergreen technical assistance and consulting as mutually agreed by the Parties to assist Evergreen in improving the manufacturing of String Ribbon Wafers, Cells and Modules. The Parties will meet periodically to review the progress of the Development

Services. [****]. In the event that the Parties contemplate modifying or expanding the scope of the Development Services, the Parties shall mutually agree upon the specifications, timing and costs of such work. The payment for any Development Services shall be in accordance with Section 4 (Payments) unless otherwise agreed by the Parties.

          2.4 ACCESS TO REC RESOURCES. In connection with the Development Services, REC will provide Evergreen reasonable access to REC personnel, documents and facilities to facilitate the development of Evergreen's manufacturing process. REC will use commercially reasonable efforts to assign to the Development Services employees that have sufficient qualifications and experience with respect to the subject mater of the Development Services and make such personnel available to Evergreen.

          2.5 ASSIGNMENT OF PERSONNEL. Unless otherwise expressly agreed, employees of each party remain employees of their respective employer, notwithstanding their location in the respective facility of the other party or their participation in the provision or receipt of the Development Services.

          2.6 COMPLIANCE WITH RULES. While at the facility of any party ("HOSTING PARTY") in connection with this Agreement all employees and agents of the other party ("VISITING PARTY") shall fully abide by all plant rules and regulations of the Hosting Party.

          2.7 MATERIAL IP.

               (A) MATERIAL IP - NOTIFICATION. If REC has developed Material IP in the Initial Period [****], REC shall promptly submit a general, written description of the Material IP to Evergreen, with reference to this Section. Upon Evergreen's request, REC will further disclose to Evergreen and provide Evergreen assistance in implementing the respective Material IP in accordance with Section 2.3 (Ongoing Technical Assistance and Consulting).

               (B) LICENSE TO MATERIAL IP. Material IP shall be licensed to Evergreen under Section 5.6 (Background License) except that the license of Material IP is royalty-bearing to the extent provided in Section 4.3 (Royalty on Material IP). Notwithstanding the foregoing, Evergreen shall have the right to exclude any item of Material IP from this Agreement by providing REC written notice of such exclusion, and after Evergreen has provided such notice, the respective Material IP shall be excluded from the scope of the license granted under this Agreement.

     3. ACCESS TO EVERGREEN TECHNOLOGY

          3.1 Upon REC's request prior to [****], the Parties agree to negotiate in good faith entering into a non-exclusive, world-wide license agreement under which REC will have a license to manufacture Wafers using String Ribbon Technology after [****] subject to mutually agreed terms and conditions. These terms and conditions will be in line with standard commercial terms [****].

          3.2 In the event that Evergreen intends to commercialize String Ribbon Technology through such a license agreement in [****], Evergreen shall notify REC of its intention and provide REC an opportunity to negotiate such a license agreement with Evergreen. After [****] of good faith negotiations from Evergreen's notice, neither REC nor Evergreen shall be obligated to continue to negotiate such a license, and Evergreen shall be free to negotiate and enter a license agreement with a third party, subject to the following: Evergreen shall only have the right to enter such agreement with a third party without notifying REC provided that the conditions of such license agreement are not materially more favorable to the third party, taken as a whole, than the last conditions offered to REC. If the terms to be entered with a third party in [****] are materially more favorable than the last conditions offered to REC, REC may elect to enter such a license under such terms. In the event that REC does not agree to enter a license agreement having such terms within [****] of Evergreen's notice outlining such terms, Evergreen shall have the right to negotiate and enter any license agreement with a third party on terms that are materially as favorable as, or less favorable than, such terms. REC shall not have any obligation to agree to any terms which are unique to the third party. [****]

     4. PAYMENTS

          4.1 [****]. Evergreen will pay REC for the Development Services on a [****]. In advance of commencing with any phase of the Development Services, REC will submit an estimate of costs for such phase to Evergreen. In the event that REC determines that the [****] will exceed the estimate, REC shall seek Evergreen's approval prior to incurring such excess fees by written notice giving a revised estimate.

          4.2 SCHEDULE OF COSTS. Unless otherwise agreed by the Parties, the [****] shall be in accordance with EXHIBIT B.

          4.3 ROYALTY ON MATERIAL IP. Upon and following REC's notification regarding the Material IP in accordance with Section 2.8(a) (Material IP - Notification), the Parties will promptly determine or (as applicable) enter into arm's length negotiations in good faith to determine the royalty applicable to that Material IP, as stated in the following paragraphs. Evergreen's obligation to pay a royalty shall be only for Material IP that Evergreen uses in Evergreen's own manufacturing, and, without limitation, Evergreen shall have no obligation to pay a royalty with respect to Licensed Products acquired from EverQ made using or embodying a respective item of Material IP. The royalty shall be determined as follows:

     (a) ROYALTY - MATERIAL IP DEVELOPED AND AVAILABLE IN INITIAL PERIOD

     The royalty payable for the use of Material IP that is developed and commercially available in the Initial Period is the Phase 1 Royalty. The Parties shall promptly enter into arm's length negotiations in good faith to determine the Phase 1 Royalty applicable to Material IP (of that description) that Evergreen wishes to acquire in that period. Either Party may initiate valuation/determination of the Phase 1 Royalty by experts subject to SECTION 4.4 (ROYALTY EVALUATION BY EXPERTS).

     That royalty agreed or determined (as applicable) shall be the Phase 1 Royalty that applies to Material IP described in this paragraph (a) for the duration of this Agreement (including the Post Termination Period), subject to SECTIONS (C) and (D) below. The royalty will be calculated on a quarterly basis on all Licensed Products for which the Material IP was used by Evergreen, that were sold in that quarter, subject to SECTION 4.6 (ROYALTY CALCULATIONS).

     (b) ROYALTY - ON MATERIAL IP USED PRIOR TO AND AT TERMINATION DATE, IN POST TERMINATION PERIOD - TERMINATION DATE CAPACITY

     The royalty specified or determined in paragraph (a), continues to apply in the Post Termination Period to the use of Material IP (to which the royalty relates) for Licensed Products sold in volumes within the production capacity of Evergreen at the Termination Date ("TERMINATION LEVEL CAPACITY").

     (c) ROYALTY - ON REC IP AND MATERIAL IP USED PRIOR TO AND AT TERMINATION DATE, IN [****] POST TERMINATION PERIOD - POST TERMINATION CAPACITY EXPANSION

     Evergreen shall pay REC royalty for REC IP and Material IP used (prior to and at the Termination Date) for Licensed Products sold in volumes in excess of the Termination Level Capacity. That royalty shall be [****] royalty and shall apply (to that REC IP or Material IP used) in the [****] Post Termination Period.

     The Parties shall enter into arm's length negotiations in good faith to determine the [****] royalty at commencement of the Post Termination Period. Either Party may initiate determination or valuation of the [****] royalty by experts subject to SECTION 4.5 (Royalty Evaluation by Experts). The agreed or (as applicable) specified royalty shall be the [****] royalty. The royalty will be calculated on a quarterly basis on all Licensed Products for which the REC IP or Material IP was used by Evergreen, that were sold in that quarter, subject to SECTION 4.6 (ROYALTY CALCULATIONS).

     (d) ROYALTY - ON REC IP AND MATERIAL IP USED PRIOR TO AND AT THE TERMINATION DATE, AFTER [****] POST TERMINATION PERIOD - POST TERMINATION PERIOD CAPACITY EXPANSION

     Evergreen shall pay REC royalties for REC IP and Material IP (available prior to and at the Termination Date) used for Licensed Products sold in volumes in excess of the Termination Level Capacity, after the [****] Post Termination Period. That royalty shall be the [****] royalty.

     The Parties shall enter into arm's length negotiations in good faith to determine the [****] royalty on expiry of the [****] Post Termination Period. Either Party may initiate determination or valuation of the [****] royalty by experts subject to Section 4.5 (Royalty Evaluation by Experts). The agreed or (as applicable) specified royalty shall be the [****] royalty. The royalty will be calculated on a quarterly basis on all Licensed Products for which the REC IP or Material IP was used by Evergreen, that were sold in that quarter.

          4.4 ROYALTY EVALUATION BY EXPERTS. If the Parties cannot agree on the [****] royalty within [****] after initiation or commencement of negotiations to determine such rate, then the following applies: Each Party shall retain at its expense an independent professional third party expert with expertise evaluating licenses in the photovoltaic industry.

               (a) Subject to execution of customary confidentiality agreements by the independent experts, Evergreen and REC shall provide or cause to be provided to each expert all material information, including any material changes in such information, reasonably necessary to make the determination or reasonably requested by the experts.

               (b) Within [****] after the [****] period referenced above, each Party shall submit a final proposal for the relevant rate with a supporting analysis prepared in writing by its retained expert, to the other Party and to the "ARBITRATOR." The Arbitrator shall be a person with expertise in evaluating licenses in the photovoltaic industry, shall not have a material business relationship with either Party and shall be reasonably acceptable to both Parties. If the Parties have not agreed on an Arbitrator, the Parties will each select an Arbitrator (within the stated [****] period) satisfying the above criteria and the selected Arbitrators will select a third. In that case, the decision of a majority of the Arbitrators will control and shall be final and binding on both Parties.

               (c) If one Party does not submit in a timely manner a final proposal, then the proposal of the other Party shall be used to establish the relevant rate.

          4.5 TAX AUTHORITY CHALLENGES. In the event that the tax authority successfully challenges the adequacy or amount of the royalty or the applicable tax provisions change, then the Parties will use best reasonable efforts to renegotiate to establish a royalty rate consistent with the requirements of applicable law in a manner that does not adversely affect or increase the financial burden on either Party.

          4.6 ROYALTY ON REFUNDS. Royalties shall not be due with respect to Licensed Products for which all of the purchase price has been refunded within [****] of delivery (and such refunded amounts will be deducted from amounts to which the relevant royalty rate is applied) If there has been a partial refund, the royalty shall be reduced proportionately.

          4.7 ROYALTY PAYMENT. To the extent applicable, Evergreen shall, within [****] after the end of [****] in which royalties are due hereunder, prepare a report summarizing the royalty payable to REC pursuant to Article 4 (Payment) including a description and basis of the calculation thereof. Evergreen shall provide copies of such report to REC, and Evergreen's payment to REC shall accompany such report.

          4.8 CURRENCY. All payments hereunder shall be made in US Dollars.

          4.9 AUDIT. Each Party shall maintain complete and accurate accounting records, in accordance with sound accounting practices, to support and document the royalties or payments payable in connection with this Agreement. Such records shall be retained for a period of at least [****] after the royalties which relate to such records have been accrued and paid. Each Party shall, upon written request from the other, provide access to such records to such Party for the purposes of audit. If any such audit discloses a shortfall in payment (or an overcharge, as the case may be) of more than [****], the audited Party agrees to pay or reimburse the other Party for the expenses of such audit, and the Parties shall reconcile payments in accordance with the results of the audit.

          4.10 PROSPECTIVE BASIS. Any royalties or payments agreed upon by the Parties for Material IP shall be owed on a prospective basis, and not for any products made, used, sold, offered for sale, or imported prior to Evergreen's receipt of the written description from REC referred to in Section 5.7 (Material
IP).

          4.11 WAIVER. Notwithstanding the foregoing, if REC discloses any Material IP or Post Termination Improvement to Evergreen prior to the Parties' final agreement regarding applicable royalties pursuant to Article 4 (Payment), and Evergreen has used, incorporated or relied on such Material IP or Post Termination Improvement in good faith in a manner that cannot be readily ceased or undone without additional cost or adversely affecting its operations, then such Material IP or Post Termination Improvement shall be subject to royalties based on the principles of this Agreement and the provisions for calculating/determining Market Value in accordance with the terms and conditions of this Agreement fairly applied in view of the difficulty of ceasing or undoing use of such Material IP.

     5. OWNERSHIP RIGHTS AND LICENSES

          5.1 INTELLECTUAL PROPERTY RIGHTS IN DEVELOPED TECHNOLOGY. Title to all inventions made solely by REC personnel hereunder shall be owned by REC. Title to all inventions made solely by Evergreen personnel hereunder shall be owned by Evergreen. Title to all inventions made jointly by personnel of REC and Evergreen in connection with this Agreement shall be jointly owned by REC and Evergreen ("JOINT INVENTIONS"). "INVENTIONS" shall include all Technology and Intellectual Property Rights.

          5.2 EXPLOITATION OF JOINT INVENTIONS. Neither party shall have any obligation to account to the other for profits, or to obtain any approval of the other party to license or exploit a Joint Invention, by reason of joint ownership of any invention; provided, however, that Evergreen shall have the exclusive right to exploit the Joint Inventions in the field of String Ribbon Technology and REC shall have exclusive rights to exploit the Joint Inventions in the field of CAST Wafer processes. For purposes of this Agreement, an invention shall be considered "made" by the party whose personnel are inventors with respect to such invention under the patent laws of the jurisdiction of the particular patent rights in such invention.

          5.3 PATENT PROSECUTION. The filing for, prosecution and maintenance of, patent applications and patents disclosing a Joint Invention shall be as mutually agreed by the parties. If the parties do not agree upon such prosecution, however, each party shall have any and all rights it would otherwise have as a joint inventor to pursue the filing for and prosecution of patent applications and patents disclosing a Joint Invention.

          5.4 ENFORCEMENT OF JOINT INVENTIONS. Should the Parties identify any infringement of a Joint Invention and decide to take action against such infringement, the Parties shall jointly and cooperatively pursue such action, bear all costs equally and share in any damages, royalties, license fees or other recoveries equally. Notwithstanding the foregoing, either party may at any time decide not to participate further in such action, in which case any further costs shall be borne by and all damages, royalties, license fees and other recoveries shall be received by the party which continues to pursue such action. If a party declines to participate in or withdraws from such an action, such party shall nevertheless, at the request of the other party, cooperate with the other party, at the cost of the other party and subject to any reasonable conditions (including indemnification against counterclaims by the third party), to the extent which may be necessary to enable the other party to pursue such action effectively, including without limitation joining such action as an indispensable party.

          5.5 FURTHER ASSURANCES. Each party shall, and shall cause its employees and agents to, sign, execute and acknowledge or cause to be signed, executed and acknowledged any and all documents and perform such acts as may be necessary, for the purposes of perfecting the ownership rights described in this
Section 5 (Ownership Rights and Licenses) and obtaining, enforcing and defending the rights performed thereto.

          5.6 BACKGROUND LICENSE. Subject to the terms and conditions of this Agreement, [****]

     6. TERM AND TERMINATION

          6.1 TERM. The term of this Agreement will commence on the Effective Date and will continue until the Termination Date, unless earlier terminated under this Section 6 (Term and Termination).

          6.2 TERMINATION FOR CAUSE. Either party may terminate this Agreement upon written notice to the other upon any material breach hereof by the other party, if the breaching party has not cured such breach for a period of [****] after receipt of written notice from the non-breaching party.

          6.3 SPECIAL TERMINATION RIGHT. REC shall have a special right to terminate the Agreement if its shareholding under the Master Agreement (Master Joint Venture Agreement of 24 November 2005) in EverQ falls below [****]. Such termination shall be effective following a [****] written notice to Evergreen, and shall not affect the right of Evergreen to continue to use Intellectual Property Rights licensed from REC, nor Evergreen's obligation to continue to pay royalty for such Intellectual Property Rights.

          6.4 SURVIVAL. The obligations in the following sections will survive any expiration or termination of this Agreement: 1 (Definitions), 4.3 - 4.11 (regarding payment; provided that the obligations in such Sections 4.3 - 4.11 shall survive only to the extent that payment is owed for use of the respective Intellectual Property Rights), 5 (Ownership Rights and Licenses), 7 (Confidentiality), 8 (Representations and Warranties), 9 (Indemnification), 10 (Limitation of Liability) and 11 (General Provisions).

     7. CONFIDENTIALITY

          7.1 DEFINITION. "CONFIDENTIAL INFORMATION" means any information: (i) disclosed by one party (the "DISCLOSING PARTY") to any other party (the "RECEIVING PARTY"), which, if in written, graphic, machine-readable or other tangible form is marked as "Confidential" or "Proprietary", or which, if disclosed orally or by demonstration, is identified at the time of initial disclosure as confidential and reduced to writing and marked "Confidential" within [****] of such disclosure; or (ii) which is otherwise referred to as Confidential Information under this Agreement.

          7.2 CONFIDENTIAL INFORMATION AND EXCLUSIONS. Notwithstanding Section
7.1 (Definition) above, Confidential Information shall exclude information that:
(i) was independently developed by the Receiving Party without using any of the Disclosing Party's Confidential Information; (ii) becomes known to the Receiving Party, without restriction, from a source other than the Disclosing Party that had a right to disclose it; (iii) was in the public domain at the time it was disclosed or becomes in the public domain through no act or omission of the Receiving Party; or (iv) was rightfully known to the Receiving Party, without restriction, at the time of disclosure.

          7.3 CONFIDENTIALITY OBLIGATION. The Receiving Party shall treat as confidential all of the Disclosing Party's Confidential Information and shall not use such Confidential Information except as expressly permitted under this Agreement. Without limiting the foregoing, the Receiving Party shall use at least the same degree of care that it uses to prevent the disclosure of its own confidential information of like importance, but in no event with less than reasonable care, to prevent the disclosure of the Disclosing Party's Confidential Information, subject to Section 7.4 (Legal Disclosure) below.

          7.4 LEGAL DISCLOSURE. Notwithstanding anything herein to the contrary, a Receiving Party has the right to disclose Confidential Information without the prior written consent of the Disclosing Party: (i) as required by any court or other Governmental Authority, or by stock exchange where either party is, or has applied to be, listed; (ii) as otherwise required by law, or (iii) as advisable or required in connection with any government or regulatory filings, including without limitation, filings with the SEC or KT. If a Receiving Party believes that it will be compelled by a court or other authority to disclose Confidential Information of the Disclosing Party, it shall give the Disclosing Party prompt written notice so that the Disclosing Party may take steps to oppose such disclosure.

          7.5 REMEDIES. If a party breaches any of its obligations under this
Section 7, the other party shall be entitled to seek equitable relief to protect its interest therein, including injunctive relief, as well as money damages.

     8. REPRESENTATIONS AND WARRANTIES

          8.1 AUTHORITY. Each party hereby represents and warrants to the other that: (a) such party has the right, power and authority to enter into this Agreement and to fully perform all of its obligations hereunder; and (b) entering into this Agreement does not and will not violate any agreement or obligation existing between such party and any third party.

          8.2 STANDARD OF PERFORMANCE. REC shall perform the Development Services in a professional and workmanlike manner consistent with applicable industry standards and in accordance with all applicable laws and regulations.

          8.3 NON-INFRINGEMENT. REC hereby represents and warrants that (i) to its knowledge, the Developed Technology and the Technology REC discloses in connection with the Development Services do not infringe or misappropriate any Intellectual Property Rights of any third party, and (ii) it has not received notice of a claim or allegation that the Developed Technology and the Technology REC discloses in connection with the Development Services infringe or misappropriate any Intellectual Property Right of any third party.

          8.4 DISCLAIMER. EXCEPT FOR THE WARRANTIES IN THIS SECTION 8 (REPRESENTATIONS AND WARRANTIES), EACH PARTY HEREBY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     9. INDEMNIFICATION

          9.1 INDEMNITY. REC shall, at its own expense, defend or at its option settle any claim brought against Evergreen or its employees, directors, distributors, agents, customers, licensees, successors and assigns, and pay any associated third-party damages, expenses, or settlements arising out of any breach of any representation or warranty by it under Section 8.3 (Non-Infringement). In the event of any such claim, Evergreen agrees promptly to notify REC of the claim and to permit REC, at REC's expense, to participate in the defense thereof with counsel of REC's choosing, subject to Evergreen's supervision and control.

     10. LIMITATION OF LIABILITY

          10.1 IN NO EVENT WILL EITHER PARTY HAVE ANY LIABILITY FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS) THAT RELATE IN ANY WAY TO THIS AGREEMENT, HOWEVER CAUSED ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE), AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES.

          10.2 Section 10 (Limitation of Liability) shall not limit the remedies that may be available to the parties pursuant to the Master Agreement or Concurrent Agreements. To the extent required by applicable law, nothing in this
Section 10 (Limitation of Liability) shall limit the remedies that may be available to the parties for fraud, bodily injury or death.

     11. GENERAL PROVISIONS

          11.1 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given as set forth in the Master Agreement as follows:

As to Evergreen:           As to REC:

Evergreen Solar, Inc.      Renewable Energy Corporation
138 Bartlett Street        Postboks 280
Marlboro, MA 01752         1323 Hovik
United States of America   Norway
Attention:                 Attention: Erik Sauar

or, in each case, at such other address as may be specified in writing to the other parties hereto.

          11.2 LANGUAGE. All documentation, communication and services in connection with this Agreement in shall be in English.

          11.3 AMENDMENTS AND WAIVERS.

               (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

               (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any or other further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          11.4 ASSIGNMENT. Other than as expressly otherwise provided herein, this Agreement shall not be assignable or otherwise transferable by any party without the prior written consent of the other party; provided, however, that either party may assign this Agreement without the consent of the other party to an affiliate or to a successor-in-interest in the event of a merger, reorganization or sale of all or substantially all of the assets or business of such party. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Any assignment or transfer (including through a change of control) of this Agreement in violation of this Section 11.4 (Assignment) shall be null and void.

          11.5 ENTIRE AGREEMENT; SEVERABILITY. This Agreement, together with the Master Agreement and Concurrent Agreements, constitutes the entire agreement between the parties hereto and any of such parties' respective affiliates with respect to the subject matter of this Agreement and supersedes all prior communications, agreements and understandings, both oral and written, with respect to the subject matter of this Agreement. In the event any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, and the parties agree to negotiate, in good faith, a legal and enforceable substitute provision which most nearly effects the parties' intent in entering into this Agreement.

          11.6 OTHER REMEDIES. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

          11.7 GOVERNING LAW AND DISPUTE RESOLUTION. All disputes arising in connection with this Agreement or its validity or any agreement provided herein which cannot be resolved by mutual agreement of the Parties shall be finally settled in accordance with the Arbitration Rules of the American Arbitration Association (AAA) without recourse to the ordinary courts of law. The place of arbitration is New York, New York. The arbitral tribunal consists of three arbitrators. The law of the State of New York, New York is applicable to the dispute. The language of the arbitral proceedings is English.

          11.8 COMPLIANCE WITH LAWS AND REGULATIONS. Each party will comply with all applicable laws, regulations and ordinances.

          11.9 EXPORT. No party shall export or re-export, directly or indirectly, any technical information disclosed hereunder or direct product thereof to any destination prohibited or restricted by the applicable export control regulations, including the U.S. Export Administration without the prior authorization from the appropriate governmental authorities.

          11.10 FORCE MAJEURE. No party shall be liable to another party for failure to perform its obligations under this Agreement if such failure is caused by any event or condition not reasonably within the control and anticipation of the affected party, including, without limitation, by fire, flood, typhoon, earthquake, explosion, strike, labor trouble or other industrial disturbance, unavoidable accident, war (declared or undeclared), act of terrorism, sabotage, embargo, riot, or any other cause beyond the control of the parties, provided that the affected party promptly notifies the other party of the occurrence of such event or condition and takes reasonable steps necessary to resume performance of its obligations so interfered with.

          11.11 INDEPENDENT CONTRACTORS. The parties hereto are independent contractors. Nothing contained herein or done pursuant to this Agreement shall constitute either party the agent of the other party for any purpose or in any sense whatsoever, or constitute the parties as partners or joint venturers.

          11.12 THIRD PARTY BENEFICIARIES. No provision of this Agreement is intended to confer upon any person or entity other than the parties hereto (and their permitted assigns) any rights or remedies hereunder.

          11.13 COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party shall have received a counterpart hereof signed by the other party.

          11.14 VALIDITY. This Agreement shall be null and void, and neither party shall have obligations whatsoever hereunder, unless the parties thereto sign and execute the Master Joint Venture Agreement, on the date indicated, in such a way as to give it full legal effect under German law, including, but not limited to, notarising it. Furthermore, no obligations shall be binding for either patty until such a time as the initial share transfer regulated by the Master Joint Venture Agreement article 2.2 (a) and (b) have been completed according to the further regulation of the Master Joint Venture Agreement article 2.2 (d).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        RENEWABLE ENERGY CORPORATION


                                        By: /s/ Christopher Groth
                                            ------------------------------------
                                        Name: Christopher Groth
                                              ----------------------------------
                                        Title: General Counsel
                                               ---------------------------------


                                        EVERGREEN SOLAR, INC.


                                        By: /s/ Richard G. Chleboski
                                            ------------------------------------
                                        Name: Richard G. Chleboski
                                              ----------------------------------
                                        Title: CFO
                                               ---------------------------------


                                        RENEWABLE ENERGY CORPORATION ASA

                        EXHIBIT A -- INITIAL DELIVERABLES

     [****]

                    EXHIBIT B -- STANDARD CHARGES FOR [****]

     [****]